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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) AUGUST 1, 2002


                               OCEAN ENERGY, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-8094                 74-1764876
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)

               1001 FANNIN, SUITE 1600, HOUSTON, TEXAS 77002-6714
                    (Address of principal executive offices)
                                   (Zip code)

                                 (713) 265-6000
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)
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                               OCEAN ENERGY, INC.


ITEM 9. REGULATION FD DISCLOSURE.

      Today, the principal executive officer and the principal financial officer of Ocean Energy, Inc., a Delaware corporation (the "Company") delivered their sworn statements to the Securities and Exchange Commission as required by SEC Order 4-460 (dated June 27, 2002). The sworn statements of James T. Hackett, Chairman of the Board, President and Chief Executive Officer, and William L. Transier, Executive Vice President and Chief Financial Officer, are attached to this report as Exhibits 99.1 and 99.2.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2002

                                    OCEAN ENERGY, INC.


                              By:   /s/ Robert K. Reeves
                                    ----------------------------
                                    Robert K. Reeves
                                    Executive Vice President and
                                    General Counsel


                                       2
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                               OCEAN ENERGY, INC.


                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------              -----------

  99.1 Statement Under Oath of James T. Hackett, Principal Executive Officer of Ocean Energy, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings (as delivered to the SEC on August 1, 2002)

  99.2 Statement Under Oath of William L. Transier, Principal Financial Officer of Ocean Energy, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings (as delivered to the SEC on August 1, 2002)